Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent events.
Subsequent events

19. Subsequent Events

On February 15, 2024, Ardmore announced that its Board of Directors declared a cash dividend of $0.21 per share for the quarter ended December 31, 2023. The cash dividend of $8.7 million was paid on March 15, 2024, to all shareholders of record on February 29, 2024.

In February 2024, the Company has agreed to acquire a 2017 Japanese-built MR product tanker for $42.0 million, and in a separate transaction has agreed to sell the 2010-built Ardmore Seafarer for $27.1 million.  Both transactions are expected to conclude in April 2024.